EXECUTION VERSION
AMENDMENT NO. 1 TO AMENDED AND RESTATED
MASTER REPURCHASE AGREEMENT AND
AMENDED AND RESTATED FEE LETTER
    AMENDMENT NO. 1 TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT AND AMENDED AND RESTATED FEE LETTER, dated as of September 30, 2026 (this “Amendment”), between GP COMMERCIAL JPM LLC, a Delaware limited liability company (“Seller”), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association (“Buyer”), and acknowledged and agreed to by GRANITE POINT MORTGAGE TRUST INC., a Maryland corporation (“Guarantor”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).
RECITALS
WHEREAS, Seller and Buyer are parties to that certain Amended and Restated Uncommitted Master Repurchase Agreement, dated as of July 31, 2026 (as amended hereby, and as may be further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”); and
WHEREAS, Seller and Buyer are parties to that certain Amended and Restated Fee and Pricing Letter, dated as of July 31, 2026 (as amended hereby, and as may be further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Fee Letter”); and
WHEREAS, Seller and Buyer have agreed, subject to the terms and conditions hereof, that the Repurchase Agreement shall be amended as set forth in this Amendment; and Guarantor has agreed to make the acknowledgements set forth herein;
NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer each agree, and Guarantor acknowledges, as follows:
SECTION 1.    Amendments to Repurchase Agreement.
(a)    Article 2 of the Repurchase Agreement is hereby amended by amending and restating the following defined terms to read as follows:
“Maximum Facility Amount” shall mean $727,000,000.00, as such amount may be reduced pursuant to Article 3(o).
(b)    Article 2 of the Repurchase Agreement is hereby amended by inserting the following new defined terms in correct alphabetical order to read as follows:

“Schedule IV Purchased Assets” shall mean the Purchased Assets described on Schedule IV to the Fee Letter.
(c)    Article 5(d) of the Repurchase Agreement is hereby amended by adding the following paragraph and additional text at the beginning of clause (i) thereof, as follows:
“(I) with respect to any Schedule IV Purchased Asset, first, to Buyer applied to such Purchased Asset in an amount equal to (1) in the case of any repayment in part of a Purchased Asset that is not made in connection with any release of any of the Underlying Mortgaged Property or other collateral related to the related Purchased Asset, the product of (x) the amount of Principal Proceeds received with respect to such Purchased Asset and (y) the Advance Rate for such Purchased Asset and (2) in all other cases, unless otherwise specified in the related Confirmation, 100% of such Principal Proceeds until the Repurchase Price of such Purchased Asset is reduced to zero; and
(II) with respect to any other Purchased Asset,”
SECTION 2.    Amendments to Fee Letter.
(a)    A new Schedule IV is hereby added to the Fee Letter, which Schedule IV is as set forth on Exhibit A hereto.
SECTION 3.    Conditions Precedent; Effective Date. This Amendment shall become effective on the date (such date, the “Amendment Effective Date”) on which all of the following have occurred: (a) this Amendment has been duly executed and delivered Seller, Guarantor and Buyer, and (b) Seller has paid to Buyer a fee of $ 156,684.93 in connection with the increase in the Maximum Facility Amount pursuant to this Amendment.
SECTION 4.    Seller’s Representations and Warranties. On and as of the Amendment Effective Date, Seller hereby represents and warrants to Buyer that
(a)    Seller has taken all necessary action to authorize the execution, delivery and performance of this Amendment;
(b)    this Amendment has been duly executed and delivered by or on behalf of Seller and constitutes the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms subject to applicable bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles;
(c)    all purchased assets under the repurchase facility between GP Commercial CB Holdings LLC and Citibank, N.A. (the “Citi Facility”), have been repurchased and all obligations thereunder have been paid in full or otherwise satisfied in accordance with the terms thereof, and Seller shall diligently pursue the termination of the Citibank Facility; and
(d)    all purchased assets under the repurchase facility between GP Commercial MS Holdings LLC and Morgan Stanley Bank, N.A. (the “MS Facility”), have been repurchased and all obligations thereunder have been paid in full or otherwise satisfied in accordance with the terms thereof, and Seller shall diligently pursue the termination of the MS Facility.
SECTION 5.    Acknowledgments of Guarantor.  Guarantor hereby acknowledges the execution and delivery of this Amendment by Seller and agrees that Guarantor continues to be bound by the Guarantee Agreement to the extent of the Obligations (as defined therein), notwithstanding the impact of the changes set forth herein.
SECTION 6.    Limited Effect. Except as expressly amended and modified by this Amendment, the Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that upon the Amendment Effective Date, all references in the Repurchase Agreement to the “Transaction Documents” shall be deemed to include, in any event, this Amendment. Each reference to the “Repurchase Agreement” in any of the Transaction Documents shall be deemed to be a reference to the Repurchase Agreement, as amended hereby.
SECTION 7.    Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument, and the words “executed,” “signed,” “signature,” and words of like import as used above and elsewhere in this Amendment or in any other certificate, agreement or document related to this transaction shall include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record).  The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.
SECTION 8.    No Novation, Effect of Agreement.  Guarantor, Seller and Buyer have entered into this Amendment solely to amend the terms of the Repurchase Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Seller or Guarantor (the “Repurchase Parties”) under or in connection with the Repurchase Agreement or any of the other document executed in connection therewith to which any Repurchase Party is a party (the “Transaction Documents”).  It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the obligations of the Repurchase Parties under the Repurchase Agreement and the other Transaction Documents are preserved, (ii) the liens and security interests granted under the Repurchase Agreement continue in full force and effect, and (iii) any reference to the Repurchase Agreement in any such Transaction Document shall be deemed to also reference this Amendment.
SECTION 9.    Consent to Jurisdiction; Waiver of Jury Trial.
(a)    Each party irrevocably and unconditionally (i) submits to the non-exclusive jurisdiction of any United States Federal or New York State court sitting in Manhattan, and any appellate court from any such court, solely for the purpose of any suit, action or proceeding brought to enforce its obligations under this Amendment or relating in any way to this Amendment or any Transaction under the Repurchase Agreement and (ii) waives, to the fullest extent it may effectively do so, any defense of an inconvenient forum to the maintenance of such action or proceeding in any such court and any right of jurisdiction on account of its place of residence or domicile.
(b)    To the extent that either party has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, such party hereby irrevocably waives and agrees not to plead or claim such immunity in respect of any action brought to enforce its obligations under this Amendment or relating in any way to this Amendment or any Transaction under the Repurchase Agreement.
(c)    The parties hereby irrevocably waive, to the fullest extent each may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding and irrevocably consent to the service of any summons and complaint and any other process by the mailing of copies of such process to them at their respective address specified in the Repurchase Agreement. The parties hereby agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 9 shall affect the right of Buyer to serve legal process in any other manner permitted by law or affect the right of Buyer to bring any action or proceeding against the Seller or its property in the courts of other jurisdictions.
(d)    EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY INSTRUMENT OR DOCUMENT DELIVERED HEREUNDER OR THEREUNDER.
SECTION 10.     GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED

IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT.
[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.
BUYER:
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
a national banking association organized under the laws of the United States
By:     /s/ THOMAS N. CASSINO
Name: Thomas N. Cassino
Title: Managing Director
[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

SELLER:
GP COMMERCIAL JPM LLC,
a Delaware limited liability company
By: /s/ BLAKE JOHNSON
Name: Blake Johnson
Title: Chief Financial Officer

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Acknowledged and Agreed:

GRANITE POINT MORTGAGE TRUST INC., a Maryland corporation, in its capacity as Guarantor, and solely for purposes of acknowledging and agreeing to the terms of this Amendment:

By: /s/ BLAKE JOHNSON______
Name: Blake Johnson
Title: Chief Financial Officer